Exhibit 10.7

Date: [1 July 2024]

(1) HEMANT KUMAR BHATT

(2) GRAVITY SUPPLY CHAIN SOLUTIONS LIMITED

CONVERTIBLE LOAN AGREEMENT REPLACEMENT AGREEMENT

THIS CONVERTIBLE LOAN AGREEMENT REPLACEMENT AGREEMENT is made on the 1st day of July 2024

BETWEEN

(1)	HEMANT KUMAR BHATT, holder of Singapore passport no. K2443210K, whose residential address is at 6 Peach Garden, #19-06, Singapore 437606 (“Hemant”); and

(2)	GRAVITY SUPPLY CHAIN SOLUTIONS LIMITED, a company incorporated under the laws of Hong Kong with the company number 2182551 with its registered office situate at Room 1405, 135 Bonham Strand Trade Centre, 135 Bonham Strand, Sheung Wan, Hong Kong (“Gravity HK”); and

(Each a “Party” and collectively referred to as the “Parties”).

WHEREAS:

(A)	Gravity HK as borrower and Hemant as lender have entered into fifteen (15) convertible loan agreements dated 30 August 2022, 28 October 2022, 29 November 2022, 30 December 2022, 31 January 2023, 27 February 2023, 30 March 2023, 29 April 2023, 30 May 2023, 26 September 2023, 24 October 2023, 29 November 2023, 11 December 2023, 27 February 2024, 27 March 2024 (the “Convertible Loan Agreements”), pursuant to which Hemant has advanced an aggregate of USD4,557,000 of loans to Gravity HK.

(B)	Gravity HK wishes to replace the Convertible Loan Agreements with a single Loan Agreement and Hemant intends to accept the proposed replacement from the date of this Agreement.

(C)	The terms of the Loan Agreement is provided in Schedule 1 - Loan Agreement.

GOVERNING LAW AND JURISDICTION

This Agreement is governed by and shall be construed in accordance with Hong Kong law and is subject to the non-exclusive jurisdiction of the Hong Kong courts.

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SCHEDULE 1 - LOAN AGREEMENT

Loan Agreement

This Loan Agreement (“Agreement”) is made on 1st July 2024 between:

(1)	Gravity Supply Chain Solutions Limited (Company registration number: 2182551), a company incorporated in Hong Kong with its registered office at Flat / Rm 05, 14/F, 135 Bonham Strand Trade Centre, 135 Bonham Strand, Sheung Wan, Hong Kong (the “Borrower”); and

(2)	Hemant Kumar Bhatt of 6 Peach Garden, Unit #19-06, Singapore 437606 (the “Lender”), who is also a Director and shareholder of the Borrower

1.	THE LOAN

1.1	The Lender has agreed to grant to the Borrower a loan of an aggregate principal amount of US$4,557,000 (the “Loan”).

1.2	The Loan is deemed to have been disbursed on the date set out below (“Disbursement Date”), as the Borrower has fifteen (15) Convertible Loans, with agreements dated 30 August 2022, 28 October 2022, 29 November 2022, 30 December 2022, 31 January 2023, 27 February 2023, 30 March 2023, 29 April 2023, 30 May 2023, 26 September 2023, 24 October 2023, 29 November 2023, 11 December 2023, 27 February 2024 and 27 March 2024, with an aggregate amount of US$4,557,000, outstanding and payable to the Lender.

1.3	The Borrower had proposed to the Lender to apply the outstanding amount of the Convertible Loans, being US$4,557,000, towards this new loan, in full satisfaction and discharge of the payment obligations of the Borrower under the Convertible Loan Agreements dated 30 August 2022, 28 October 2022, 29 November 2022, 30 December 2022, 31 January 2023, 27 February 2023, 30 March 2023, 29 April 2023, 30 May 2023, 26 September 2023, 24 October 2023, 29 November 2023, 11 December 2023, 27 February 2024 and 27 March 2024. Hence, the Lender is deemed to have disbursed the loan of US$4,557,000 under this Loan Agreement.

Amount	Disbursement Date
US$4,557,000	1st July 2024

2.	INTEREST

2.1	The interest on this Loan will be 8% per annum (as defined in Clause 3.1 below).

3.	REPAYMENT

3.1	The Borrower shall repay the principal amount of the Loan (US$4,557,000) and the incurred interest (US$1,093,680) as a single bullet payment on 30th June 2027 (the “Maturity Date”).

3.2	The Borrower may elect to pay off this Loan in full before the Maturity Date, of which pro-rated interest on this Loan shall apply.

For and on behalf of the Borrower,	Lender,

Graham John Parker	Hemant Kumar Bhatt
CEO, Gravity Supply Chain Solutions Limited

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Graham John Parker	Hemant Kumar Bhatt
Director
Gravity Supply Chain Solutions Limited

Execution page

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